UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                January 23, 2001
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                                January 23, 2001

                            Sundog Technologies, Inc.
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             (Exact name of registrant as specified in its charter)


        Delaware                     0-24372                   33-0611746
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(State or other jurisdiction   (Commission File No.)          (IRS Employer
      of incorporation)                                    Identification No.)

                      10542 South Jordan Gateway, Suite 200
                            South Jordan, Utah 84005
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          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (801) 501-7100
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Item 9.  Regulation FD Disclosure

         This Current Report on Form 8-K is filed for the purpose of disclosing the press release dated January 23, 2001 attached hereto as Exhibit 99.]
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                         Sundog Technologies, Inc.

                         By:  /s/ Stephen L. Russo
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                                  Stephen L. Russo,
                                  Vice President of Operations
                                  and Chief Financial Officer

                         Date: January 23, 2001
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